UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 10, 2024
Date of Report (date of earliest event reported)

Phillips 66
(Exact name of registrant as specified in its charter)

Delaware	001-35349	45-3779385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2331 CityWest Boulevard
Houston, Texas 77042
(Address of Principal Executive Offices and Zip Code)

(832) 765-3010
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	PSX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 10, 2024, the Board of Directors (the “Board”) of Phillips 66 (the “Company”), increased the size of the Board from 13 directors to 14 directors, and appointed Grace Puma Whiteford to serve on the Board, effective immediately. Ms. Puma Whiteford was appointed to the class of directors whose term expires at the Company’s annual meeting of shareholders in 2027. Ms. Puma Whiteford qualifies as an independent director and was appointed to the Human Resources and Compensation Committee and Public Policy and Sustainability Committee of the Board.

Ms. Puma Whiteford, age 61, is the former Executive Vice President, Chief Operations Officer at PepsiCo, Inc., a multinational food, snack, and beverage corporation. She held that position from 2017 until April 2022. Previously, Ms. Puma Whiteford served PepsiCo, Inc. as Senior Vice President, Chief Supply Officer and Senior Vice President, Global Chief Procurement Officer. She also served as Senior Vice President, Global Chief Procurement Officer at United Airlines Holdings, Inc. and held a variety of positions at Kraft Foods, Inc. and Motorola, Inc. Ms. Puma Whiteford currently serves on the board of directors of Target Corporation and Organon & Co. She also previously served on the board of directors of Williams-Sonoma, Inc.

There are no arrangements or understandings pursuant to which Ms. Puma Whiteford was appointed to the Board and Ms. Puma Whiteford does not have any direct or indirect material interest in any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Puma Whiteford will receive a pro-rated award of compensation in accordance with the Company’s standard compensation arrangements for non-employee directors, which are more fully described under the caption “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2024, as may be amended from time to time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS 66

By:	/s/ Vanessa Allen Sutherland
Vanessa Allen Sutherland Executive Vice President

Date: October 11, 2024
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